September 7, 2022

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148676
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148459
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148444
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148940
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148387

Ladies and Gentlemen:

We have transmitted to contract owners the annual reports for the period ended

June 30, 2022, for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account C invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact Simon Berry at 513.412.4737.

Sincerely,

/s/ John P. Gruber

John P. Gruber

Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-148676, 333-148459, 333-148444, 333-148940 and 333-148387

1940 Act No.

811-05398 AB Variable Products Series Fund, Inc.

AB International Value Portfolio—Class B Shares (closed)

811-07452 AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. American Value Fund—Series I Shares

Invesco V.I. Capital Appreciation Fund—Series II Shares

Invesco V.I. Comstock Fund—Series I Shares

Invesco V.I. Conservative Balanced Fund—Series II Shares (closed)

Invesco V.I. Discovery Mid Cap Growth Fund—Series II Shares

Invesco V.I. Global Fund—Series II Shares

Invesco V.I. Global Real Estate Fund—Series II Shares

Invesco V.I. EQV International Equity Fund—Series II Shares

Invesco V.I. Main Street Fund®—Series II Shares

Invesco V.I. Main Street Mid Cap Fund—Series II Shares

Invesco V.I. Main Street Small Cap Fund—Series II Shares

Invesco V.I. Small Cap Equity Fund—Series I Shares

811-21987 ALPS Variable Investment Trust

Morningstar Balanced ETF Asset Allocation Portfolio—Class II Shares Morningstar Conservative ETF Asset Allocation Portfolio—Class II Shares Morningstar Growth ETF Asset Allocation Portfolio—Class II Shares Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II Shares

811-05188 American Century Variable Portfolios, Inc.

VP Capital Appreciation Fund—Class I Shares VP Large Company Value Fund—Class II Shares VP Mid Cap Value Fund—Class II Shares

811-08673 BNY Mellon Investment Portfolio MidCap Stock Portfolio

811-05719 BNY Mellon Stock Index Fund, Inc.—Service Shares

811-07044 BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Shares

811-05125 BNY Mellon Variable Investment Fund

Government Money Market Portfolio

811-09237 Calamos Advisors Trust

Calamos Growth and Income Portfolio (closed)

811-09293 Davis Variable Account Fund, Inc.

Davis Value Portfolio (closed)

811-05002 Deutsche DWS Variable Series II

DWS International Growth VIP -Class A Shares

DWS Small Mid Cap Value VIP —Class B Shares

811-05583 Franklin Templeton Variable Insurance Products Trust Franklin Mutual Global Discovery VIP Fund—Class 2 Shares Franklin Mutual Shares VIP Fund—Class 2 Shares Franklin Small Cap Value VIP Fund—Class 2 Shares Franklin U.S. Government Securities VIP Fund—Class 2 Shares Templeton Foreign VIP Fund—Class 2 Shares

Templeton Global Bond VIP Fund—Class 2 Shares

811-07736 Janus Aspen Series

Janus Henderson VIT Balanced Portfolio—Service Shares Janus Henderson VIT Enterprise Portfolio—Service Shares Janus Henderson VIT Overseas Portfolio—Service Shares Janus Henderson VIT Research Portfolio—Service Shares

811-07607 Morgan Stanley Variable Insurance Fund, Inc. Core Plus Fixed Income Portfolio-Class I Shares Discovery Portfolio—Class I Shares

811-04255 Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—Class S Shares

811-08399 PIMCO Variable Insurance Trust

PIMCO High Yield Portfolio—Administrative Class

PIMCO Real Return Portfolio—Administrative Class

PIMCO Total Return Portfolio—Administrative Class

811-07917 Wilshire Variable Insurance Trust

Wilshire Global Allocation Fund